FNB UNITED CORP. Southeast Super-Community Banking Conference Atlanta, Georgia February 11-12, 2008 Yes You Can ® Yes We Can ® Exhibit 99.1

Forward-Looking Statements
FNB United Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of FNB United Corp., and on the information available to management at the time the presentation materials were prepared. These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB United Corp’s actual results to differ materially from the anticipated results or other expectations expressed in such forward-
looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB United
Corp. files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the Annual
Report on Form 10-K, and other required filings.

FNB UNITED –
Presentation Contents
• Why
FNB
UNITED
Who We Are
Value Metrics & Integration Accomplishments
Management & Culture
• Financial Highlights
• Business Strategy – Earnings and Growth
Opportunities
• Questions

Who We Are

Why FNB UNITED • Solid Franchise • Historical Strong Operating Performance • Strong Dividend Yield … An Attractive Value

Why FNB
UNITED
- Value
1907, as First National Bank of
Asheboro
Founded:
91,000 +
43 Banking Offices
35 Communities in 17 N.C. Counties
Customers:
Locations:
$1.44 Billion Deposits:
$1.45 Billion Loans:
$1.91 Billion Assets:
9
th
Largest Financial Service Company
HQ’d in North Carolina

Value - Dividend History $0.38 $0.45 $0.51 $0.51 $0.53 $0.58 $0.59 $0.60 $0.62 $0.62 $0.60 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Value - Investor Opportunity
Dividend Yield (%)
5.00
FNB United
Corp.
2.85
SNL Banks
Peer Group*
Price / LTM EPS (X)
11.0
FNB United
Corp.
14.7
SNL Banks
Peer Group*
0.61
NC Banks**
14.36
NC Banks**
*SNL Data – Banks between $1 - $5 billion as of 02/01/08
**SNL Data – NC State Public Bank Median as of 02/01/08

Price / Book (%)
Price / Tangible Book (%)
*SNL Data – Banks between $1 - $5 billion as of 02/01/08
**SNL Data – NC State Public Bank Median as of 02/01/08
63.4
FNB United
Corp.
154.8
SNL Banks
Peer Group*
137.8
FNB United
Corp.
210.0
SNL Banks
Peer Group*
117.6
NC Banks**
132.3
NC Banks**
Value - Investor Opportunity

FNB
UNITED
Acquisitions
$1,091 MM TOTAL OTHER
7 $25MM Dover Mortgage Company April 2003
Offices Assets BANKS
$680 MM
$151 MM
$134 MM
$126 MM
Integrity Financial Inc.
(Catawba Valley/First
Gaston/Northwestern Banks)
United Financial Inc.
(Alamance/Hillsborough Banks)
Rowan Bancorp.
(Rowan Savings Bank)
Carolina Fincorp. Inc
(Richmond Savings Bank)
17 May 2006
3 November 2005
3 August 2002
5 April 2000

FIRST NATIONAL

Catawba Valley BANK

1ST First Gaston Bank

Northwestern Bank

CommunityONE

Yes you can.® Yes we can.®

FNBUNITED

Bank Brand Unification and its divisions

Organization Structure FNB United Corp. (Nasdaq: FNBN) CommunityONE Bank, N.A. Dover Mortgage Company

WINSTON SALEM
GREENSBORO
HIGH POINT
DURHAM
RALEIGH
ASHEVILLE
CHARLOTTE
FAYETTEVILLE
GREENVILLE
WILMINGTON
73
77
85
40
95

Central Region

Southern Region

Mid-Western Region

Western Region

D Dover Markets

Company Headquarters

FNBUNITED

Yes You Can ® Yes We Can ® The Yes! Bank Franchise

Integration Accomplishments
• Merge 3 Data Systems
• Merge 5 Credit Card Providers
• Merge 3 Debit Card/ATM Providers
• Merge 4 Bank Brands
• New Teller & Mortgage Production Systems
• New Financial, I.T. & Risk Management Teams
• Closed One Ops Center – Implemented Electronic
Image Exchange
• See Appendix II for Quarter by Quarter Progress and
Accomplishment

Management and Culture

Experienced Management Team
Journalism
51 21 21 SVP, Chief Human Res. Deborah B. Auman
Planters NB, Bank of
Candor
52 26 20
SVP, Chief Credit
Officer
William S. Bruton
Camco,  FCNB Corp.
Union Planters
KPMG
54 31 <1
EVP, Chief Financial
Officer
Mark A. Severson
Wachovia
49 26 6
EVP, Chief Banking
Officer
R. Mark Hensley
President, Richmond
Savings; Raleigh Fed,
Newport News Savgs
63 36 7
EVP, Chief Mktg
Projects & Subsidiary
R. Larry Campbell
Attorney, Corp. and
Private Practice
56 21 21 Chrm, Pres. & CEO Michael C. Miller
Previous
Experience
Age
Years in
Banking
Years at
FNB
Title Name

FNB Southeast,
Southern Nat’l Bank,
Independence Bank
53 18 <1
SVP, Chief
Accounting Officer
K. Dwight Willoughby
SunTrust, Federal
Home Loan Bank-
Atlanta, Fulton Federal
49 27 <1 SVP, Treasurer W. Carey Chapman
Western Savings, Zions
Bancorporation
52 25 17
SVP, Chief Risk
Officer
Dean S. Tingey
Fidelity Federal B&T,
Resource Management
Assoc
60 30 <1
SVP, Chief
Information Officer
David E. Miller
Wachovia
55 32 6
SVP, Chief Lending
Officer
Eddie A. Causey
Bank of America,
WesBanco
36 11 6
SVP, Chief Wealth
Management
Timothy A. Britt
Previous
Experience
Age
Years in
Banking
Years at
FNB
Title Name
Experienced Management Team

Experienced Management Team
Fieldstone Mortgage,
First Franklin
Financial, Southern
Pacific Funding
54 24 <1
Dover Mortgage
President
Harvey Goldberg
AmSouth, First Union
42 20 3 Regional President William R. Wood, III
Wachovia
44 22 6 Regional President J. Greg Spainhour
Wachovia
44 15 3 Regional President J. Scott Kittrell
First Union/Wachovia
56 23 2 Regional President Don S. Harrison
Previous
Experience
Age
Years in
Banking
Years at
FNB
Title Name

Our Culture • Performance and Team Oriented • Participative and Positive • Service • Education / Training • Accountable

Performance and Team Oriented
• Maximize Long-term Value Of Organization
• Team Orientation - Universal Participation
• Coaching And Communication
• Educational Program
Performance Compensation
for STAKEHOLDERS™

YES! Branding
CommunityONE
is the YES! Bank. It is plainly stated in our
Yes you can
®
—Yes we can
®
trademarks. It is reflected in the
design of our logo and corporate mascot, Jack. And it is
repeated in our customer service programs, company spirit
campaigns and marketing messages. But more than a motto,
YES! is our promise to exceed your expectations through better banking and outstanding service. It’s part of our culture. It empowers our employees and describes who we are and what
we do. Yes Customers Can. Yes Communities Can. Yes
Schools Can. Yes Your Future Can. Because We Can.
Participative and Positive

Move Over OSCAR.
2002 YESPY AWARDS

2003
YESPY
AWARDS
JACK IS BACK!

2004 YESPY AWARDS
THREE
The YESPY Bunch

JACK
and the
BEANSTALK
2005 YESPY Awards

Jack's Journal
2006 Yespy Awards

YESPYs
VI

YESPYs 2007

Financial Highlights

$813 $1,307 $1,446 $842 $1,421 $1,441 2005 2006 2007 2005 2006 2007 Loan and Deposit Growth (In Millions) Loan Growth Deposit Growth

Loan Portfolio Mix
Home Equity Lines
of Credit
7%
Consumer/
Other
6%
Commercial/
Industrial
10%
Commercial
RE-Owner
Occupied
22%
Commercial
RE-Income
13%
RE Construction &
Development
26%
1-4 Residential
1st Mortgage
16%
Loan Portfolio
December 31, 2007
Approximately 85% secured by real estate
Variable rate loans account for approximately 59% of the total portfolio

Funding Mix FHLB/FFP 8% CD / IRA 51% NOW 10% IMM/SAV/Repo 21% DDA 10% Funding Portfolio December 31, 2007

Profitability $9,937 $12,187 $12,361 2005 2006 2007 $1.69 $1.25 $1.09 2005 2006 2007 Net Income Earnings Per Share (In Thousands) (unaudited) (unaudited)

Profitability 4.16% 4.20% 4.00% 2005 2006 2007 Net Interest Margin Return On Average Assets 1.06% 0.77% 0.66% 2005 2006 2007 (unaudited) (unaudited)

Return On Equity 11.25% 14.36% 7.00% 14.75% 5.81% 12.99% 2005 2006 2007 Return on Ave. Equity Return on Ave. Tangible Equity (unaudited)

• No Sub-Prime Mortgages • No Alt-A Mortgages • No Non-Agency MBS/CMOs • No CDOs Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ® Asset Composition

0.33%
1.14%*
0.91%
1.10%
2003
0.47%
1.12%*
0.68%
0.80%
2004
0.22%
1.25%*
0.64%
0.76%
2005
0.16%
1.22%
0.82%
0.85%
2006
0.27%
Net Charge Offs
Average Loans
1.20%
Loan Loss Reserve
Total Loans Held for
Investment
1.13%
NPA’s/Total Assets
1.29%
Nonperforming Loans
Total Loans Held for
Investment
2007
Asset Quality
Asset Quality
*  Includes reserve for unfunded commitments
(See Appendix)

NPA's / Total Assets 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2003 2004 2005 2006 2007 unaudited Asset Quality

Reserves v. Loss Experience 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2003 2004 2005 2006 2007 unaudited Reserve for Loan Losses / Total Loans HFI Net Charge Offs / Average Loans Asset Quality

Business Strategy – Earnings and Growth Opportunities

Core Strategies
•
Manage/Improve Asset Quality
• Restore Historical Financial Performance
Grow Fee Income – Wealth Management, Mortgage
Banking
Expense Control – Staffing + Electronic
Transactions
• Profitable Franchise Growth
Increase Penetration of Current Markets
DeNovo Offices

Improving Financial Performance
Sales Initiatives – Minimize Funding Gap
•
Core Deposit Focus
New CheckingONE Deposit (NOW) Account
Increase Fee Income – Trust & Mortgage
Electronic Banking Opportunities
•
Enhance Corporate Cash Management
Increase Merchant Service Relationship
Promote Remote Capture

The “New” Dover Mortgage – Now sub of bank – New leadership – New system & Operations – New Markets – Expanded Wholesale – Reverse Mortgages

Improving Financial Performance
Integration and Cost Savings Initiatives:
• Sold Credit Card Portfolio
Net, One-Time Gain in 2007
Improve Product Offering, Increase Fee Income, Reduce Risk
Reduce Overhead (five providers), beginning 2008
• Consolidate ATM Switch and Debit Card Processing
Increase Fee Income in 2008
Reduce Expenses (three providers)

Improving Financial Performance New eStatement Users 2007 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec

Markets: Where We Are, Where We Plan to Grow

Growth Strategy
• Increase Penetration of Current Markets
Attractive New Markets & Customer Base
• De Novo Offices
Two Offices to open in 2008 (Greensboro-
Cornelius)
• Integrated Wealth Management/Mortgage
Services in CommunityONE Bank
• Increased synergy with Dover Mortgage

Market Growth Potential
*Source: SNL Financial *Top 5 in 8 of 17 Counties
As of June 30, 2007
Rank Institution
Branch
Count
Total
Deposits
in Market
($000)
Total (%)
of Market
Share
1 Wachovia 76 5,770,318 21.27%
2 BB&T 74 4,633,702 17.08%
3 Sun Trust 54 2,285,674 8.43%
4 Bank of America 47 2,251,509 8.30%
5 FNB United Corp. (NC) 43 1,448,532 5.34%
6 Royal Bank of Canada 30 1,189,067 4.38%
7 First Citizens 33 1,023,047 3.77%
8 First Bancorp (NC) 27 727,601 2.68%
9 Yadkin Valley Bank 16 651,403 2.40%
10
High Point Bank 18 595,103 2.19%
Counties with #1
Market Share
Randolph*
Alamance, Guilford, Iredell, Scotland, Wilkes
Catawba, Gaston, Moore, Richmond, Watauga
Orange, Chatham

$51,658
$52,663
$54,979
$49,483
$53,182
$49,596
$48,368
Median
Household
Income
9.19%
14.47%
5.82%
2.73%
13.64%
5.54%
6.90%
Projected
Population
Change
(2007-2012)
16.34%
16. 39%
17.61%
15.33%
16.00%
13.56%
15.74%
Projected
HH Income
Change
(2007-2012)
458,085 $49,194 2
Third office
fall 2008
GUILFORD
59,765 $19,553 1
CHATHAM
155,050 $179,914 4
CATAWBA
84,923 $40,285 2
MOORE
149,877 $59,622 2
IREDELL
198,673 $175,801 5
GASTON
144,506 $55,314 2
ALAMANCE
Total
Population
2007
Actual
FNB United
Deposits
No. of
FNB
United
Offices
County
*Source: SNL Financial
Market Growth Potential

Contiguous Counties / Future Markets Under Consideration
$64,184
$65,741
$49,819
$58,493
$45,881
$46,080
$54,157
Median
Household
Income
31.78%
15.27%
9.63%
13.88%
2.59%
4.95%
2.94%
Projected
Population
Change
(2007-2012)
19.01%
19.52%
11.84%
15.31%
13.89%
13.15%
17.90%
Projected
HH Income
Change
(2007-2012)
159,612
CABARRUS
73,688
LINCOLN
825,127
Office scheduled
for late 2008
MECKLEN-
BURG
178,366
UNION
124,599 $34,451 1
ORANGE
136,558 $108,497 4
ROWAN
140,578 $461,064 10
RANDOLPH
Total
Population
2007
Actual
FNB
United
Deposits
No. of FNB
United
Offices
County
*Source: SNL Financial
Market Growth Potential

Goals over the next three years include:
•Annual earnings per share growth: 7.5 -
10%
•Annual loan growth:  8-10%
•Non-interest income:  25%+ of revenues
•Efficiency ratio:  60-63%
Position ourselves as a
Preeminent Community Bank in
Southeastern U. S.
Improving Financial Performance

Summary

Summary – Why FNB UNITED • Growing Company in Good Markets • Experienced Management Team • Proven Integrator • Focused on Performance Improvement … equals … Compelling Investment Opportunity

Questions?

Contact Information
Michael C. Miller
Chairman, President & CEO
Mike.Miller@MyYesBank.com
Mark A. Severson
Chief Financial Officer
Mark.Severson@MyYesBank.com
FNB United Corp.
CommunityONE Bank, N.A.
150 S. Fayetteville Street
PO Box 1328
Asheboro, NC  27204
336.626.8300
Yes You Can
®
Yes We Can
®

Appendix I
Historical Asset Quality Measurements
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
120.00%
140.00%
160.00%
180.00%
Nonperforming Loans / Total Loans HFI
1.10% 0.80% 0.76% 0.85% 0.96% 0.86% 0.86% 1.29%
Reserve for Loan Losses / Total Loans HFI
1.14% 1.12% 1.25% 1.22% 1.20% 1.16% 1.17% 1.20%
Net Charge Offs / Average Loans
0.330% 0.470% 0.220% 0.160% 0.211% 0.160% 0.220% 0.270%
OREO & Repossessed Assets / Total Assets
0.047% 0.073% 0.105% 0.198% 0.167% 0.179% 0.266% 0.159%
Reserve for Loan Losses / NPL's
102.99% 139.53% 164.49% 143.17% 124.09% 135.43% 135.46% 92.90%
2003 2004 2005 2006
Q1-2007
unaudtd
Q2-2007
unaudtd
Q3-3007
unaudtd
Q4-2007
unaudtd

New Stakeholder Orientation meetings in Western Region and Eastern Region new employees
Testing begun on Remote Capture
Yespy’s Bankwide Meeting/Introduced WIN philosophy to entire staff
Commenced e-statement campaign internally and externally
Commenced e-statement campaign internally and externally
(over 4000 accounts currently)
(over 4000 accounts currently)
Created a new past due report to allow individual bankers a quicker and easier way to identify their consumer past dues
Completed HMDA data review & submission of data to Fed; 5 separate data bases - split & merged into 3 data bases  (One for each of the 3 bank charters in effect in 2006)
Completed integration of Integrity personnel into FNB
Completed integration of Integrity personnel into FNB
United 401(k) plan, and updated and improved plan
United 401(k) plan, and updated and improved plan
Appendix II -2007 Q-1 Accomplishments

Vertex (teller system) conversion
Conducted ATM / Debit solution study
Completed installation of 18 new ATMs
Brand Unification –
Brand Unification –
joined First National, Catawba Valley,
joined First National, Catawba Valley,
First Gaston and Northwestern flags under
First Gaston and Northwestern flags under
“CommunityONE”
“CommunityONE”
banner
banner
Board approval for new community offices – Greensboro Hilltop & Cornelius
Remote Capture of business accounts implemented
Begin telephone (communications lines and plans) improvements and cost reductions
New Mortgage origination system implemented – also with Dover Mortgage
Appendix II -2007 Q-2 Accomplishments

Completed rollout of 3rd Party partner for Merchant
Completed rollout of 3rd Party partner for Merchant
Credit Card Services
Credit Card Services
Modified consumer loan pricing to make consumer loan pricing more risk based pricing
Implemented automated CTR filing
Bank wide HMDA training
Implemented additional BSA/AML customer due diligence on business deposit accounts
Signed with new Insurance Tracking Company for Flood and Hazard
Insurance
Successfully exchanged 89% of unexchanged stock certificates held by
United Financial, Alamance Bank and Integrity Financial shareholders
(during Q1 and Q2).
Appendix II -2007 Q-2 Accomplishments

Completed Sale of five (5) Credit Card Portfolios
Entered into a new ATM/Debit Card processing contract
Celebrated 100 year Anniversary-kicked off “second”
Celebrated 100 year Anniversary-kicked off “second”
100 years
100 years
Installed and implemented eight (8) Cash dispensers for tellers– 4
FNB legacy branches, 4 Integrity branches
Rollout of new interest checking product –
Rollout of new interest checking product –
CheckingOne
CheckingOne
Ground Breaking held for Greensboro Hilltop community office
Appendix II -2007 Q-3 Accomplishments

Modified HELOC product to include a fixed rate option and a special
“teaser” introductory rate
Participated in nationwide Pandemic Exercise
Consolidated the outsourced audit of Information Systems,
Consolidated the outsourced audit of Information Systems,
annual intrusion test, and SOX technical testing from three
annual intrusion test, and SOX technical testing from three
vendors to one vendor
vendors to one vendor
From 10/1/06 through 9/30/07, successfully managed 20 separate business contingency events ranging in duration from 1 hour to approximately 1 week
Developed new Cash Management Department housed at
Developed new Cash Management Department housed at
Northgate Ops Center
Northgate Ops Center
Appendix II -2007 Q-3 Accomplishments

Signed new courier contract reducing the bank cost
Signed new courier contract reducing the bank cost
Changed medical insurance to new provider, negotiating a
17 month contract with no additional cost to the bank for
employee coverage and no additional cost on basic plan to
employees for dependent coverage
Reorganized Dover Mortgage as subsidiary of
Reorganized Dover Mortgage as subsidiary of
CommunityONE Bank
CommunityONE Bank
Took action to permit FNB United stock to be eligible for
DTCC’s Direct Registration System (DRS) that allows
registered shareholders to hold stock in book entry form.
Appendix II -2007 Q-3 Accomplishments

Implemented Electronic Image Exchange (Bankwide
Implemented Electronic Image Exchange (Bankwide
cash
cash
letter)
letter)
Passed OCC HMDA & CRA data scrubs for data submitted from 2002 through 2006
Brought remaining internal SOX testing in house, reducing
Brought remaining internal SOX testing in house, reducing
other outsourced SOX testing fees
other outsourced SOX testing fees
Entered into letter of intent to purchase Capital Bank Battleground
Avenue office in Greensboro
Made “special provision” to loan loss reserve
Appendix II -2007 Q-4 Accomplishments